UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                             -----------------------

                Date of Report (Date of earliest event reported):
                                  May 14, 2003


                         United States Steel Corporation
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                1-16811               25-1897152
   ---------------     ----------------------    -------------------
   (State or other        (Commission File          (IRS Employer
   jurisdiction of             Number)           Identification No.)
    incorporation)

      600 Grant Street, Pittsburgh, PA              15219-2800
     ----------------------------------             ----------
      (Address of principal executive               (Zip Code)
                  offices)

                                 (412) 433-1121
                         ------------------------------
                         (Registrant's telephone number,
                              including area code)

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

          99.1 Press Release - "United States Steel Corporation Prices $450 Million 9 3/4% Senior Notes Due 2010"

Item 9. Regulation FD Disclosure

United States Steel Corporation is furnishing information under Regulation FD for the May 14, 2003 press release titled "United States Steel Corporation Prices $450 Million 9 3/4% Senior Notes Due 2010". Attached is a copy of the press release in substantially the form released.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION


By   /s/ Larry G. Schultz
     ---------------------------
     Larry G. Schultz
     Vice President and Controller



Dated:  May 15, 2003